SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss. 240.14a-12

THE TOPPS COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

PEMBRIDGE VALUE OPPORTUNITY FUND LP
PEMBRIDGE CAPITAL MANAGEMENT LLC
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

2005 ANNUAL MEETING OF THE STOCKHOLDERS

OF

THE TOPPS COMPANY, INC.

PROXY STATEMENT

OF

PEMBRIDGE VALUE OPPORTUNITY FUND LP

          We are sending this proxy statement to you as one of the holders of common stock, par value $.01 per share, of The Topps Company, Inc. (“Topps” or the “Company”), a Delaware corporation, in connection with our solicitation of your proxy for use at the 2005 Annual Meeting of the Stockholders of Topps scheduled for 10:30 A.M., local time, on June 30, 2005, at J.P. Morgan Chase & Co., One Chase Manhattan Plaza, 60th Floor, New York, New York and at any adjournments or postponements thereof.  We are Pembridge Value Opportunity Fund LP (“Pembridge”), a Delaware limited partnership, and a stockholder of the Company.

          We are soliciting your proxy to vote at the 2005 Annual Meeting for the election of our nominees, Timothy Brog, Mark Shapiro and James Westphal (collectively, the “Pembridge Nominees”), as directors of Topps for a term continuing until the 2008 Annual Meeting.

          This proxy statement and the GOLD proxy card are first being furnished to Stockholders on or about June [    ], 2005.

          THE PEMBRIDGE NOMINEES ARE  COMMITTED TO ACTING IN THE BEST  INTEREST OF THE STOCKHOLDERS.  WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF TOPPS CAN BEST BE EXPRESSED THROUGH THE ELECTION OF THE NOMINEES. ACCORDINGLY, WE URGE YOU TO VOTE YOUR GOLD  PROXY  CARD FOR TIMOTHY BROG, MARK SHAPIRO AND JAMES WESTPHAL.

          IF YOU HAVE ALREADY SENT A WHITE PROXY CARD TO THE TOPPS DIRECTORS, YOU MAY REVOKE THAT PROXY AND VOTE AGAINST THE ELECTION OF TOPPS NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE 2005 ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE 2005 ANNUAL MEETING TO OUR PROXY SOLICITOR D.F. KING & CO., INC. (“D.F. KING”) OR BY VOTING IN PERSON AT THE 2005 ANNUAL MEETING. SEE “VOTING PROCEDURES” ON PAGE 5.

REASONS FOR OUR SOLICITATION

WE LACK CONFIDENCE IN THE ABILITY AND COMMITMENT OF THE CURRENT BOARD TO MAXIMIZE STOCKHOLDER VALUE

          Based on the track record of the Topps Board, we lack confidence in the ability of the current directors to maximize stockholder value.  We also question their commitment to actually take tangible steps to improve the performance of the Company.  Based on the actions taken by the Topps Board over the past four years and based upon their infrequent meetings (four in fiscal  2004 and five in fiscal 2005), it is our belief that the Topps Board is not focused on maximizing stockholder value or improving operating performance of the Company.

AS A STOCKHOLDER OF TOPPS, WE ARE COMMITTED TO MAXIMIZING VALUE FOR ALL OF ITS STOCKHOLDERS

          Pembridge is a stockholder of the Company, owning more Common Stock than any other director on the Topps Board, except for one.  As such, our interests are aligned with yours.  We are not interested in the positions and perks of directorship; rather we want to maximize the value of Topps’ common stock for the benefit of all Stockholders.

          Our nominees are committed to explore all strategic alternatives to maximize stockholder value and ensuring that the Company undergoes a thorough and comprehensive strategic review of opportunities.  We will ensure that the process begun by the present Board of Topps is a genuine process, continue such process and ensure that prudent decisions are made.

          Our nominees are also committed to expand the current options being considered by the Topps’ Board and explore ALL strategic alternatives to maximize stockholder value, which, among other things, include the following:

•	Explore the sale of all or part of the Company in a tax efficient manner.
•	Explore the potential to spin-off or “take public” either the confectionary or the Entertainment business in a tax efficient manner.
•	Significant repurchase of Topps’ common stock either in the open market or as part of a self tender offer.
•	A large special dividend.

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION

Q:	WHO IS SOLICITING YOUR PROXY?

A:

We are Pembridge Value Opportunity Fund LP (“Pembridge”), a Delaware limited partnership.  As of the date of this proxy statement, we beneficially own 110,787 shares of Topps common stock.  For more information on the participants in our proxy solicitation, please see “Election of Directors” on page 4 and “Certain Information Concerning the Participants” on page 7.

Q:	WHO ARE PEMBRIDGE’S NOMINEES?

A:

Our nominees are Timothy Brog, Mark Shapiro and James Westphal, each of whom is a very sophisticated and experienced businessman.  Please see “Election of Directors” for the background of each nominee.  If elected to the Topps Board, each Pembridge Nominee would act in accordance with his or her fiduciary duties to Topps Stockholders with respect to any action that he or she takes as a director.  We have no reason to believe that any of our nominees will be disqualified or unable or unwilling to serve if elected.  However, if any of our nominees are unable to serve or for good cause will not serve, proxies may be voted for another person nominated by Pembridge to fill the vacancy.

Other than Timothy Brog, none of Pembridge’s nominees have any affiliation with Pembridge.  They have been chosen by Pembridge because of their business experience and as nominees they are not receiving any form of compensation from Pembridge or Timothy Brog.  Timothy Brog, as an individual Topps stockholder and as the Manager of Pembridge, understands the fiduciary responsibility of being a director of a public company.  Like any other stockholder of Topps who is also a member of its Board of Directors, Timothy Brog agrees to comply with his fiduciary duties to all Stockholders.

Pembridge has not proposed and has no intention of entering into a business combination or other transaction with the Company.

Q:	WHO CAN VOTE AT THE 2005 ANNUAL MEETING?

A:

If you owned Topps shares on May 9, 2005 (the “Record Date”), you have the right to vote at the 2005 Annual Meeting.  As of the close of business on the Record Date, we believe that there were 40,457,117 shares of common stock of Topps issued and outstanding and entitled to vote.  Stockholders have one vote for each share of Common Stock they own with respect to all matters to be considered at the 2005 Annual Meeting.

WHAT SHOULD YOU DO TO VOTE?

A:	Sign, date and return the enclosed GOLD proxy card TODAY in the envelope provided. For more information on how to vote your shares, please see “Voting Procedures” on page 5.

Q:	WHO DO YOU CALL IF YOU HAVE QUESTIONS ABOUT THE SOLICITATION?

A:	Please call D.F. King toll free at (800) ___________, or Timothy Brog of Pembridge at (212) 557-6143.

ELECTION OF DIRECTORS

          We are soliciting your proxy for the election of Pembridge’s Nominees as directors of the Company to serve until the 2008 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

          In accordance with Topps’ Restated Certificate of Incorporation and Restated By-laws and the Delaware General Business Corporation Law, Topps’ Board of Directors is to consist of not less than three and not more than 15 Directors, the exact number to be specified by the Board.  Based on information contained in reports filed by the Company with the Securities and Exchange Commission (the “Comission”), nine directors currently serve on the Topps Board.   If any additional directorships are to be voted upon at the 2005 Annual Meeting, we reserve the right to nominate additional persons to fill such positions.  We do not expect that the Pembridge Nominees will be unable to stand for election but, in the event that any Pembridge Nominee is unable to do so, shares represented by GOLD proxy cards will be voted for the other Pembridge Nominees.  In addition, Pembridge reserves the right to nominate substitute or additional persons if the Company makes or announces any changes to its By-laws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the Pembridge Nominees.

          Our nominees, if elected, will not constitute a majority of the Board.  If the Pembridge Nominees are elected and take office as directors they intend to discharge their duties as directors of the Company in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors.

Pembridge Nominees

          The information below sets forth the names, ages (as of May 1, 2005), principal occupation and directorships of each of our nominees:

Name	Age	Present Principal Occupation and Five Year Employment History

Timothy E. Brog	41

Mr. Brog has been the President of Pembridge Capital Management LLC since 2004.  Mr. Brog has been a Managing Director of The Edward Andrews Group Inc., a boutique investment bank since 1996.  From 1989 to 1995, Mr. Brog was a corporate finance and mergers and acquisition associate of the law firm Skadden, Arps, Slate, Meagher & Flom LLP.  Mr. Brog received a Juris Doctorate from Fordham University School of Law in 1989 and a BA from Tufts University in 1986.

Mark Shapiro	43

Mr. Shapiro is a Co-Founder and has been an officer of  Wardenclyffe, manager of the Wardenclyffe Micro-Cap Fund, L.P. since 1996.  From 1991 to 1996, he was a Managing Director of CR Management Associates, Inc., a venture capital firm.  Mr. Shapiro received a BA from Vassar College in 1982.  Mr. Shapiro is a director of Intervisual Books Inc.

James Westphal	42

Mr. Westphal has been a consultant specializing in issues related to strategy and creating shareholder value since 2003.  From 2000 to 2002 he was a Managing Director in the Corporate Finance department at Deutsche Bank .  Mr. Westphal was an Executive Director in the Corporate Finance department at UBS Warburg from 1994 to 2000.  He was a Consultant at Monitor Company from 1985 to 1988.  Mr. Westphal received a MBA and MA from University of Virginia and a BA in Economics from Amherst College.

          Each of Pembridge’s Nominees has consented to serve as a director until the expiration of his or her respective term and until such nominee’s successor has been elected and qualified or until the earlier resignation or removal of such nominee.  We have no reason to believe that any of the nominees named above will be disqualified or unable or unwilling to serve if elected.  However, if any of the nominees are unable to serve or for good cause will not serve, proxies may be voted for another person nominated by Pembridge to fill the vacancy.

          The Pembridge Nominees understand that, if elected as directors of Topps, each of them will have an obligation under Delaware law to discharge his or her duties as a director in good faith, consistent with his or her fiduciary duties to Topps and its Stockholders.

WE STRONGLY RECOMMEND THAT YOU VOTE
“FOR” THE ELECTION OF OUR NOMINEES

If you have any questions about giving your proxy or require assistance, please call

D.F. King & Co., Inc.
48 Wall Street
New York, NY 10005

Call: 1-212-557-6143

Call Toll-Free: l-800-________
Banks and Brokerage Firms Call Toll-Free: 1-212-269-5550

OTHER MATTERS TO BE CONSIDERED AT THE 2005 ANNUAL MEETING

          We are not aware of any proposals to be brought before the 2005 Annual Meeting.  However, we intend to bring before the 2005 Annual Meeting such business as may be appropriate, including without limitation nominating additional persons for directorships, or making other proposals as may be appropriate to address any action of Topps’ Board not publicly disclosed prior to the date of this proxy statement.  Should other proposals be brought before the 2005 Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

VOTING PROCEDURES

          In order to ensure that your views on the proposals are heard by Topps and your vote represented at the 2005 Annual Meeting, we urge you to sign and date the enclosed GOLD proxy card and return it to D.F. King, in the enclosed postage paid envelope TODAY.  Execution of the GOLD proxy card will not affect your right to attend the 2005 Annual Meeting and to vote in person.

          You are eligible to execute a GOLD proxy only if you owned the Common Stock on the Record Date.  Topps’ Board has set May 9, 2005 as the Record Date for determining those Stockholders who will be entitled to notice of and to vote at the 2005 Annual Meeting.  You will retain the right to execute a proxy card in connection with this proxy solicitation even if you sell your shares after the Record Date.  Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after the Record Date.

          As of the close of business on the Record Date, we believe that there were 40,457,117 shares of common stock of Topps issued and outstanding and entitled to vote.  Stockholders will have one vote for each share of Common Stock they own with respect to all matters to be considered at the 2005 Annual Meeting.

          In order for your views on the above-described proposals to be represented at the 2005 Annual Meeting, please sign and date the enclosed GOLD proxy card and return it to D.F. King in the enclosed prepaid envelope TODAY.  Execution of the GOLD proxy card will not affect your right to attend the 2005 Annual Meeting and to vote in person.  Any proxy may be revoked at any time prior to the 2005 Annual Meeting by delivering a written notice of revocation or a later dated proxy for the 2005 Annual Meeting to D.F. King, or by voting in person at the 2005 Annual Meeting.  Only your latest dated proxy will count.

          Unless otherwise indicated, the GOLD proxy authorizes the persons named in the proxy to vote, and such persons will vote, properly executed and duly returned proxies FOR the Pembridge Nominees.  If no marking is made on your GOLD proxy with respect to the ratification of the appointment of Topps’ independent auditors, you will be deemed to have given a direction to abstain from voting on such matter.

VOTE REQUIRED

          Based on currently available public information, a quorum will exist at the 2005 Annual Meeting if holders of not less than a majority of the shares of Topps’ common stock outstanding and entitled to vote at the 2005 Annual Meeting are present in person or by proxy.

          Topps’ By-laws require that in order to be elected, nominees for director must receive the affirmative vote of a plurality of those shares voted.

METHOD OF COUNTING VOTES

          The holders of not less than a majority of the number of shares of Topps’ common stock outstanding and entitled to vote at the 2005 Annual Meeting must be represented in person or by proxy in order to constitute a quorum for the transaction of business.  Abstentions and broker non-votes will be included for purposes of determining whether a quorum exists.  Broker non-votes occur when brokers do not receive voting instructions from their customers on non-routine matters and consequently have no discretion to vote on those matters.  If your Topps’s shares are held in the name of a brokerage firm, bank nominee or other institution, you should contact the person responsible for your account and give instructions for a proxy card to be issued so that your shares will be represented at the 2005 Annual Meeting.

          After a quorum is determined to exist at the 2005 Annual Meeting, abstentions and broker non-votes will have no effect on the outcome of the election of directors.

ADDITIONAL INFORMATION

          The principal executive offices of The Topps Company, Inc. are located at One Whitehall Street, New York, New York 10004.  Except as otherwise noted herein, the information concerning Topps has been taken from or is based upon documents and records on file with the SEC and other publicly available information.  Although we do not have any knowledge that would indicate that any statement contained herein based upon such documents and records is untrue, we do not take any responsibility for the accuracy or completeness of the information contained in such documents and records, or for any failure by Topps to disclose events that may affect the significance or accuracy of such information.

          The principal executive offices of Pembridge are at 370 Lexington Avenue, New York, New York 10017.  Pembridge is a Delaware Limited Liability Company.

PROXY SOLICITATION; EXPENSES

          Executed proxies may be solicited in person, by mail, advertisement, telephone, telecopier, telegraph or similar means.  Solicitation may be made by the nominees of Pembridge, employees of Pembridge and their affiliates, none of whom will receive additional compensation for such solicitation.  Proxies will be solicited from individuals, brokers, banks, bank nominees and other institutional holders.  We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record.  We will reimburse these record holders for their reasonable out-of-pocket expenses.

          In addition, Pembridge has retained D.F. King to solicit proxies on our behalf in connection with the 2005Annual Meeting.  D.F. King will employ approximately 12 people in its efforts.  We have agreed to reimburse D.F. King for its reasonable expenses and to pay to D.F. King a fee of up to $50,000.

          The entire expense of our proxy solicitation is being borne by Pembridge.  In the event that our nominees are elected to Topps’ Board, we will seek reimbursement of such expenses from Topps and will not submit such reimbursement to a vote of Stockholders.  In addition to the engagement of D.F. King described above, costs related to the solicitation of proxies include expenditures for printing, postage, legal and related expenses are expected to be approximately $50,000, of which no amounts have been paid to date.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

          Pembridge and our nominees for directorships at the 2005 Annual Meeting may be deemed to be “participants” (as defined in instruction 3 to Item 4 of Rule 14a-10l of the Exchange Act) in this proxy solicitation.  Information relating to the beneficial ownership of common stock of Topps by the participants in this solicitation and certain other information relating to the participants is set forth below and Annex A attached hereto.  None of the participants in this solicitation are party to any commercial dealings with Topps or its subsidiaries required to be discussed pursuant to Schedule 14A promulgated under the Exchange Act, which governs the disclosure contained in this proxy statement.

          The share ownership of Pembridge and each of the persons listed below is as of May 16, 2005.

Name and Business Address	Number of Shares Beneficially Owned		Percent of Class

Pembridge Value Opportunity Fund LP [1]	110,787	[2]	*
370 Lexington Avenue
New York, New York 10017
Timothy E. Brog [1]	110,787	[2]	*
Pembridge Value Opportunity Fund LP
370 Lexington Avenue
New York, New York 10017
Mark Shapiro	0		*
Wardenclyffe Inc.
370 Lexington Avenue
New York, New York 10017
James Westphal	0		*
254 East 68th Street
New York, New York 10021

*     Less than one percent

[1]	Mr. Brog is the sole Manager of Pembridge and has the sole power to vote, direct the voting of, dispose of and direct the disposition of Pembridge Shares.
[2]	Includes 15,000 shares of Common Stock held by Mr. Brog and 95,787 shares of Common Stock beneficially held by Pembridge.

CERTAIN INTERESTS IN THE PROPOSALS AND
WITH RESPECT TO SECURITIES OF TOPPS

          To the knowledge of Pembridge, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among Pembridge or its associates with respect to any securities of Topps.

SECURITY OWNERSHIP OF
DIRECTORS AND MANAGEMENT OF TOPPS

          The following table sets forth information, except as otherwise described herein, as of May 9, 2005, based solely on information contained in Topps’ 2005 preliminary proxy statement (“2004 Proxy Statement”), by (i) each director and nominee for election as a director, (ii) each person designated in the section of this Proxy Statement captioned “Executive Compensation” and (iii) all directors and executive officers as a group. Except as otherwise indicated, each person named below has sole investment and voting power with respect to the shares of Common Stock shown.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Shares Outstanding

Arthur T. Shorin (2) (3)	2,865,489	6.99%
Ronald L. Boyum (4)	54,602	*
Allan A. Feder (2) (5)	90,455	*
Catherine K. Jessup (6)	151,500	*
Stephen D. Greenberg (7)	133,455	*
Ann Kirschner (8)	72,455	*
David M. Mauer (9)	169,455	*
Edward D. Miller (10)	38,455	*
Jack H. Nusbaum (11)	154,455	*
John Perillo (12)	57,833	*
Scott A. Silverstein (2) (13)	263,546	*
Richard Tarlow (14)	72,455	*
Stanley Tulchin (15)	164,630	*
All directors and executive officers as a group (19 persons) (2)	5,230,549	12.27%

*	less than 1.0%

(1)

Pursuant to regulations of the Securities and Exchange Commission (the “Commission”), shares are deemed to be “beneficially owned” by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares, or has the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

(2)

Does not include 50,000, 1,378 and 20,702 shares of Common Stock owned by immediate family members of each of Messrs. Shorin, Feder and Silverstein, respectively. Messrs. Shorin, Feder and Silverstein disclaim beneficial ownership of such shares.

(3)	Includes 557,500 shares of Common Stock issuable upon exercise of options.
(4)	Includes 44,602 shares of Common Stock issuable upon exercise of options.
(5)	Includes 68,000 shares of Common Stock issuable upon exercise of options.
(6)	Includes 151,500 shares of Common Stock issuable upon exercise of options.
(7)	Includes 85,000 shares of Common Stock issuable upon exercise of options.
(8)	Includes 68,000 shares of Common Stock issuable upon exercise of options.
(9)	Includes 136,000 shares of Common Stock issuable upon exercise of options.
(10)	Includes 34,000 shares of Common Stock issuable upon exercise of options.
(11)	Includes 85,000 shares of Common Stock issuable upon exercise of options.
(12)	Includes 50,333 shares of Common Stock issuable upon exercise of options.
(13)	Includes 251,000 shares of Common Stock issuable upon exercise of options.
(14)	Includes 68,000 shares of Common Stock issuable upon exercise of options.
(15)	Includes 85,000 shares of Common Stock issuable upon exercise of options.

PRINCIPAL STOCKHOLDERS OF TOPPS

          The following table presents, except as otherwise described herein, as of the date indicated in the footnotes, the only Stockholders known by Pembridge to beneficially own more than 5% of the outstanding Common Stock are (i) Arthur Shorin, (ii) Private Capital Management (“PCM”), (iii) Royce & Associates, LLC (“Royce”) and (iv) Merrill Lynch Investment Managers. (“MLIM”).  For information concerning the holdings of Mr. Shorin, see “Security Ownership of Directors and Management of Topps.”

Name	Number of Shares Beneficially Owned		Percent of Class

Private Capital Management	11,306,955	(A)	28.0%
8889 Pelican Bay Blvd.
Naples, FL 34108
Merrill Lynch Investment Managers	5,896,067	(B)	14.6%
World Financial Center
North Tower
250 Vesey Street
New York, NY 10381
Royce & Associates, LLC	4,242,600	(C)	10.5%
1414 Avenue of the Americas
New York, NY 10019

(A)	Based upon a Schedule 13G-A filed on February 14, 2005 with the Commission by PCM.
(B)	Based upon a Schedule 13G-A filed on January 19, 2005 with the Commission by MLIM.
(C)	Based upon a Schedule 13G-A filed on February 3, 2005 with the Commission by Royce.

STOCKHOLDER PROPOSALS – 2006 ANNUAL MEETING

          Any proposals of stockholders of the Company intended to be included in the Company’s proxy statement and for of proxy relating to the Company’s next annual meeting of stockholders must be in writing and received by the Assistant Treasurer of the Company at the Company’s office at One Whitehall Street, New York, New York 10004-2109 no later than January 23, 2006.  In the event that the next annual meeting of stockholders is called for a date that is not within 30 days before June 28, 2006, in order to be timely, notice by the stockholders must be received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

          Any stockholder interested in making a proposal is referred to Article II, Section 4 of the Company’s Restated By-Laws.

          WE URGE YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF OUR NOMINEES DESCRIBED IN THIS PROXY STATEMENT.

Dated:  June [    ], 2005

Sincerely,

Your Fellow Stockholder:

PEMBRIDGE VALUE OPPORTUNITY FUND LP

ANNEX A

INFORMATION CONCERNING PEMBRIDGE VALUE OPPORTUNITY FUND LP
AND OTHER PARTICIPANTS IN THE SOLICITATION

          No Pembridge Nominee is involved in any material pending legal proceedings with respect to the Company.  There is no arrangement or understanding between any Pembridge Nominee and any other person pursuant to which he was or is to be selected as a Pembridge Nominee or director.  None of the Pembridge Nominees currently holds any position or office with the Company or has ever served previously as a director of the Company.

          Since the beginning of the Company’s last fiscal year, none of the Pembridge Nominees or any member of their immediate families had any material interest in any transaction, or has any material interest in a proposed transaction, to which the Company or any subsidiary of the Company was or is to be  a party.  None of the Pembridge Nominees or any member of their immediate families has been indebted to the Company or any of its subsidiaries at any time since the beginning of the Company’s last fiscal year.  No Pembridge Nominee has received any compensation from the Company.

          To the best of the knowledge of the participants and their associates, none has been, within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies.

          None of the participants and none of their associates has any arrangement or understanding with any person with respect to (i) any future employment with the Company or its affiliates or  (ii) any future transactions to which the Company or any of its affiliates may be a party.  No family relationships exist among the Pembridge Nominees or between any Company director or executive officer and any of the Pembridge Nominees.

          Pembridge reserves the right to retain one or more financial advisors and proxy solicitors, who may be considered participants in a solicitation under Regulation 14A of the Exchange Act.

          The following is a summary of all transactions in Company common stock by the Participants over the last two years.

          Transactions in the Company’s common stock by Timothy E. Brog:

DATE OF TRANSACTION	NATURE OF TRANSACTION	NUMBER OF SHARES

4/29/2005	Buy	8,000
5/6/2005	Buy	200
5/13/2005	Buy	6,800

          Transactions in the Company’s common stock by Pembridge:

DATE OF TRANSACTION	NATURE OF TRANSACTION	NUMBER OF SHARES	DATE OF TRANSACTION	NATURE OF TRANSACTION	NUMBER OF SHARES

7/6/2004	BUY	2,165	4/27/2005	BUY	8,007
7/8/2004	BUY	4,390	4/28/2005	BUY	3,001
7/23/2004	BUY	3,693	4/29/2005	BUY	29,305
7/26/2004	BUY	2,852	8/16/2004	SELL	2,692
8/6/2004	BUY	4,000	8/18/2004	SELL	5,800
8/9/2004	BUY	3,424	8/20/2004	SELL	6,192
8/10/2004	BUY	868	8/23/2004	SELL	9,908
8/11/2004	BUY	3,200	8/23/2004	SELL	1,000
11/18/2004	BUY	322	8/25/2004	SELL	4,900
11/19/2004	BUY	5,534	9/1/2004	SELL	32
11/23/2004	BUY	16,500	9/2/2004	SELL	7,112
12/1/2004	BUY	5,900	9/3/2004	SELL	208
12/7/2004	BUY	1,000	9/8/2004	SELL	1,800
12/8/2004	BUY	518	9/9/2004	SELL	3,026
12/9/2004	BUY	2,843	9/13/2004	SELL	3,600
1/13/2005	BUY	1,218	9/29/2004	SELL	806
1/19/2005	BUY	1,423	9/30/2004	SELL	1,300
1/20/2005	BUY	203	10/13/2004	SELL	3,900
1/21/2005	BUY	1,523	10/27/2004	SELL	5,100
1/24/2005	BUY	2,125	10/28/2004	SELL	1,755
1/25/2005	BUY	1,063	10/29/2004	SELL	2,042
2/9/2005	BUY	5,900	11/3/2004	SELL	3,875
2/10/2005	BUY	3,712	11/4/2004	SELL	1,100
2/11/2005	BUY	3,205	11/12/2004	SELL	1,500
2/17/2005	BUY	1,332	11/15/2004	SELL	1,100
2/18/2005	BUY	4,751	11/17/2004	SELL	2,100
2/22/2005	BUY	8,100	11/22/2004	SELL	1,100
2/24/2005	BUY	1,500	12/16/2004	SELL	800
2/28/2005	BUY	5,800	12/30/2004	SELL	2,100
3/8/2005	BUY	2,200	1/6/2005	SELL	2,331
3/9/2005	BUY	2,000	1/10/2005	SELL	1,800
3/10/2005	BUY	8,286	1/27/2005	SELL	700
3/11/2005	BUY	4,100	1/31/2005	SELL	3,685
3/15/2005	BUY	1,653	2/4/2005	SELL	300
3/17/2005	BUY	3,000	3/7/2005	SELL	758
3/18/2005	BUY	614	3/14/2005	SELL	2,800
3/21/2005	BUY	940	3/15/2005	SELL	3,000
3/23/2005	BUY	2,000	3/22/2005	SELL	2,100
3/31/2005	BUY	4,200	3/30/2005	SELL	6,216
4/8/2005	BUY	5,100	4/1/2005	SELL	103
4/11/2005	BUY	5,327	4/5/2005	SELL	9,700
4/12/2005	BUY	1,600	4/6/2005	SELL	1,000
4/13/2005	BUY	5,412	4/7/2005	SELL	4,646
4/14/2005	BUY	8,016	4/12/2005	SELL	1,550
4/18/2005	BUY	1,607	4/19/2005	SELL	1,000
4/22/2005	BUY	4,000	4/21/2005	SELL	3,831

IMPORTANT

          Please review this document and the enclosed materials carefully.  YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own.

1.	If your shares are registered in your own name, please sign, date and mail the enclosed GOLD proxy card to D.F. King & Co., Inc. (“D.F. King”), in the postage-paid envelop e provided today.

2.

If you have previously signed and returned a White proxy card to Topps, you have every right to change your vote.  Only your latest dated card will count.  You may revoke any White proxy card already sent to Topps by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided.  Any proxy may be revoked at any time prior to the  2005 Annual Meeting by delivering a written notice of revocati on or a later dated proxy for the 2005 Annual Meeting to D.F. King, or by voting in person at the 2005 Annual Meeting.

3.

If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a GOLD proxy card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed GOLD proxy card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instruct ions for a GOLD proxy card to be issued representing your shares.

4 .	After signing the enclosed GOLD proxy card, do not sign or return the White proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.

If you have any questions about giving your proxy or require assistance, please call

D.F. King & Co., Inc.
48 Water Street
New York, NY 10005

Call: 1-212-557-6143

Call Toll-Free: l-800-207-3156
Banks and Brokerage Firms Call Toll-Free: 1-212-269-5550

PROXY

THE TOPPS COMPANY, INC.

The undersigned hereby appoints TIMOTHY BROG and MARK SHAPIRO, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all the shares of stock of THE TOPPS COMPANY, INC., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at J.P. Morgan Chase & Co., One Chase Manhattan Plaza, 60 th floor, New York, New York on June 30, 2005  at 10:30 a.m. (local time) and at all adjournments and postponements thereof, hereby revoking any proxy heretofore given with respect to such stock.

The undersigned authorizes and instructs said proxies to vote as follows:

1.	ELECTION OF DIRECTORS

☐	☐
FOR all nominees listed below (except marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below

Timothy Brog, Mark Shapiro and James Westphal
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.)

Withhold Authority:

2.	To ratify the appointment of Deloitte & Touche LLP, as in dependent auditors for the Company for the fiscal year ending February 25, 2006.

☐
  FOR

☐
  AGAINST

☐
  ABSTAIN

3.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR all nominees for director and FOR Items 2 and 3.

(continued and to be signed on reverse side)

(continued from reverse side, which should be read before signing)

This Proxy when properly executed will be voted in the manner directed herein and in the discretion of the aforementioned proxies on all other matters which may properly come before the meeting. If no instruction to the contrary is indicated, this Proxy will be voted FOR all nominees for director and FOR Items 2 and 3.

Dated: __________________________, 2005

Please sign exactly as your name or names appear at the left.

Please return this proxy in the accompanying business reply envelope even if you expect to attend in person.

THIS PROXY IS SOLICITED ON BEHALF OF THE PEMBRIDGE NOMINEES.